Exhibit 10.20
AMENDMENT NO. 1 TO
THIRD SUPPLEMENT TO THE MASTER LOAN AGREEMENT
(TERM LOAN)
     This Amendment No. 1 to Third Supplement to the Master Loan Agreement (Term Loan) (this “Amendment”) is effective as of October 19, 2007, by and between US BIO WOODBURY, LLC, a Michigan limited liability company (“Borrower”) and AGSTAR FINANCIAL SERVICES, PCA (“Lender”).
RECITALS
     A. Lender has extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Barry County, Michigan, pursuant to that certain Master Loan Agreement dated as of November 15, 2005 (as amended by that certain Amendment No.1 and Waiver to Master Loan Agreement dated as of July 31, 2006) (as amended, the “MLA”); First Supplement to the Master Loan Agreement (Construction Loan) dated as of November 15, 2005 (as amended by that certain Amendment No.1 to First Supplement to Master Loan Agreement dated as of July 31, 2006) (as amended, the “First Supplement”); Second Supplement to the Master Loan Agreement (Revolving Loan) dated as of November 15, 2005 (as amended and restated by that certain Amended and Restated Second Supplement to the Master Loan Agreement dated November 1, 2006) (as amended and restated, the “Second Supplement”); Third Supplement to the Master Loan Agreement (Term Loan) dated as of November 1, 2006 (the “Third Supplement”); and Fourth Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of November 1, 2006 (the “Fourth Supplement”). The MLA, First Supplement, Second Supplement, Third Supplement and Fourth Supplement are referred to collectively hereinafter as the “Loan Agreement”).
     B. Borrower has requested Lender amend certain provisions of the Loan Agreement, and Lender has agreed to such amendments upon the terms and conditions set forth herein.
     C. Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the MLA.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto herby agree as follows:
1. Amendment to Third Supplement.

     (a) Correction of Numbering. Starting with the second section 12 and for each subsequent paragraph thereafter, the numbering shall corrected so that such paragraphs are renumbered to be 13, 14, 15, and 16, respectively.
     (b) Amendment. The following shall be added as section 17 of the Third Supplement:
Excess Cash Flow. In addition to all other payments of principal and interest required under this Agreement, at the end of the first full fiscal quarter following the Conversion Date, and continuing each fiscal quarter thereafter until the Maturity Date, Borrower shall remit to Lender within five (5) days of delivery of the Financial Statements used to calculate the applicable Excess Cash Flow, an amount equal to one hundred percent (100%) of Borrower’s Excess Cash Flow, calculated based upon, with respect to the first three fiscal quarters of each fiscal year of Borrower, that fiscal quarter’s interim Financial Statements, on or before sixty (60) days after the end of each such fiscal quarter of Borrower and, with respect to the fourth fiscal quarter of Borrower, the annual Financial Statements of Borrower required to be delivered pursuant to Section 5.01(c)(i) of the MLA, on or before one hundred and twenty (120) days after the end of each fiscal year of Borrower (the “Excess Cash Flow Payment”), provided however, that the total Excess Cash Flow Payments required hereunder shall not exceed One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00) in any fiscal quarter or Five Million and No/100 Dollars ($5,000,000.00) in any fiscal year (the “Maximum Excess Cash Flow Payment”). One hundred percent (100%) of the Excess Cash Flow Payment shall be applied to the reduction of the outstanding principal balance of the Term Loan in the inverse order of maturity. The Excess Cash Flow Payment shall be re-calculated annually based upon fiscal year end Financial Statements required by Section 5.01(c)(i) of the MLA. If any such recalculation evidences an underpayment by Borrower for such fiscal year, then any time after the annual Financial Statements are required to be delivered pursuant to Section 5.01(c)(i) of the MLA, Borrower shall within thirty (30) days of Lender’s request remit to Lender any additional amounts, resulting from such underpayment, to Lender under this Section in an amount not to exceed the Maximum Excess Cash Flow Payment. If any such recalculation by Borrower or Lender evidences an overpayment by Borrower for such fiscal year, Borrower may reduce its next Excess Cash Flow Payment due by the amount of such overpayment until the entire overpayment is applied. Any Excess Cash Flow Payment or any other payment from Excess Cash Flow shall not constitute a prepayment with respect to which a prepayment fee under section 2.09 of the MLA and section 11 of the Third Supplement is required to be paid. Notwithstanding the foregoing, the requirement to make an Excess Cash Flow Payment for any fiscal quarter shall not apply if Borrower’s Owner’s Equity is greater than or equal to sixty percent (60%), but will be reinstated if Owner’s

Equity falls below sixty percent (60%), in each case measured for such fiscal quarter or year end, as the case may be.
2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that Lender shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto, and an executed Consent and Reaffirmation of Guaranty in the form attached hereto as Exhibit A, duly executed by the Guarantor.
3. Representations and Warranties. Borrower hereby represents to Lender that, after giving effect to this Amendment:
     (a) All of the representations and warranties of Borrower contained in the MLA and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.
     (b) As the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.
4. Miscellaneous.
     (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Loan Agreement and in other Loan Document to the “Third Supplement” shall mean the Third Supplement, as amended hereby
     (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
     (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

     (f) WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.
{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
THIRD SUPPLEMENT TO THE MASTER LOAN AGREEMENT
(TERM LOAN)
BY AND BETWEEN
US BIO WOODBURY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: October 19, 2007
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

US BIO WOODBURY, LLC, a Michigan limited liability company

By:	/s/ Kelly S. Langley Kelly S. Langley
Its: Treasurer

LENDER:

AGSTAR FINANCIAL SERVICES, PCA, a United States corporation

By:	/s/ Mark Schmidt Mark Schmidt Its: Vice President

EXHIBIT A
CONSENT AND REAFFIRMATION OF GUARANTY
     The undersigned, US BioEnergy Corporation, hereby:
     (i) consents to the modifications set forth in: (a) that certain Amendment No. 2 to Master Loan Agreement effective as of October 19, 2007; (b) that certain Amendment No. 1 to Amended and Restated Second Supplement to the Master Loan Agreement effective as of October 19, 2007; (c) that certain Amendment No. 1 to Third Supplement to the Master Loan Agreement effective as of October 19, 2007; (d) that certain Allonge to the Term Note effective as of October 19, 2007; (e) that certain Amendment No. 1 to Fourth Supplement to the Master Loan Agreement effective as of October 19, 2007; and (f) that certain Allonge to the Term Revolving Note effective as of October 19, 2007; and
     (ii) reaffirms the guaranty of the undersigned, as set forth in that certain Continuing Guaranty made as of November 15, 2005, by the undersigned for the benefit of Lender, is and shall remain in full force and effect.

US BIOENERGY CORPORATION
By:	/s/ Kelly S. Langley
Name:	Kelly S. Langley
Its: Treasurer